Prospectus Supplement                                    211148  1/04

dated January 28, 2004 to the retail prospectuses of:
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Putnam Growth Funds

Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

Putnam Blend Funds

Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Utilities Growth and Income Fund

Putnam Value Funds

Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund

Putnam Income Funds

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam U.S. Government Income Trust

Putnam Tax-Free Income Funds

Putnam Arizona Tax Exempt Income Fund
Putnam California Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

Putnam Asset Allocation Funds:

Growth Portfolio
Balanced Portfolio
Conservative Portfolio

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Prospectuses of the funds listed above are supplemented as follows:

Class A shares (not applicable to Putnam Intermediate U.S. Government Income Fund).

Effective January 28, 2004, the maximum sales charge for class A shares is reduced to 5.25% (from 5.75%) for Growth Funds, Blend Funds, Value Funds and Asset Allocation Funds and to 4.50% (from 4.75%) for Income Funds and Tax-Free Income Funds. References to the maximum sales charge for class A shares in the sections "Fund summary - Fees and expenses" and "How do I buy fund shares?" are revised accordingly, and information for Class A shares in the table of initial sales charges in the section "How do I buy fund shares?" is replaced with the information below. The table of average annual total returns and the example in the section "Fund summary--Performance information" have not been restated to reflect the reduction in the maximum sales charge for class A shares.

For Growth Funds, Blend Funds, Value Funds and Asset Allocation Funds only:

                                          Class A sales charge
                                           as a percentage of:

Amount of purchase at              Net amount               Offering
offering price ($)                  invested                 price*

Under 50,000                         5.54%                   5.25%
50,000 but under 100,000             4.17                    4.00
100,000 but under 250,000            3.09                    3.00
250,000 but under 500,000            2.30                    2.25
500,000 but under 1,000,000          2.04                    2.00
1,000,000 and above                  NONE                    NONE


For Income Funds only:

                                          Class A sales charge
                                           as a percentage of:

Amount of purchase at              Net amount               Offering
offering price ($)                  invested                 price*

Under 50,000                         4.71%                   4.50%
50,000 but under 100,000             4.44                    4.25
100,000 but under 250,000            3.36                    3.25
250,000 but under 500,000            2.56                    2.50
500,000 but under 1,000,000          2.04                    2.00
1,000,000 and above                  NONE                    NONE


For Tax-Free Income Funds only:

                                          Class A sales charge
                                           as a percentage of:
Amount of purchase at              Net amount               Offering
offering price ($)                  invested                 price*

Under 25,000                         4.71%                   4.50%
25,000 but under 50,000              4.44                    4.25
50,000 but under 100,000             4.44                    4.25
100,000 but under 250,000            3.63                    3.50
250,000 but under 500,000            2.83                    2.75
500,000 but under 1,000,000          2.04                    2.00
1,000,000 and above                  NONE                    NONE


*  Offering price includes sales charge.

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Redemption fees.  Effective April 19, 2004, the "Shareholder Fees" table and related footnotes in the section entitled "FEES AND EXPENSES" are revised to disclose that a 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

In addition, effective April 19, 2004, the following paragraph is inserted as the second paragraph in the section entitled "How do I sell fund shares?":

For shares purchased on or after April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Also, effective April 19, 2004, the following replaces the third paragraph in the section entitled "How do I exchange fund shares?":

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004, the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.